SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  (X)
Filed  by  a  Party  other  than  the  Registrant  (  )

Check  the  appropriate  box:
(  )  Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( X)  Definitive  Proxy  Statement
(  )  Definitive  Additional  Materials
(  )  Soliciting  Material  Under  Sec.  240.14a-12


                             KETTLE RIVER GROUP INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


               ---------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
(X)  No  fee  required
( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2)  of  Schedule  14A.
(  )  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     _______________________________________________________________________
     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (Set forth the amount on which the filing fee is calculated and state how it was determined):


     _______________________________________________________________________

     4)  Proposed  maximum  aggregate  value  of  transaction:

     ______________________________________________________________________

     5)  Total  fee  paid:

     ______________________________________________________________________


(  )  Fee  paid  previously  by  written  preliminary  materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid: _____________________________________________
     2)  Form  Schedule  or  Registration  Statement  No.:______________________
     3)  Filing  Party:  _______________________________________________________
     4)  Date  Filed:  _______________________________

                             KETTLE RIVER GROUP INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 6, 2001


Dear  Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of Kettle River Group Inc. (the "Company"), which will be held on December 6, 2001, at 9:00 a.m. at the Company's corporate offices in Canada located at Suite #1601, 543 Granville Street, Vancouver, British Columbia, Canada, V6C 1X1 for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

     (1)     To  adopt  the  Amended  and  Restated  Articles  of Incorporation;

     (2)     To  adopt  the  Company's  2001  Stock  Option  Plan;

     (3) To ratify the selection of Pannell Kerr Forster, Chartered Accountants, as the Company's independent principal accountants; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on November 2, 2001, the record date for the meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

     All  of  the  Company's  shareholders  are  invited  to  attend the Special
Meeting.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED AND STAMPED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (604) 683-0728. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                              By  Order  of  the  Board  of  Directors,


                                     /s/  Christine  Cerisse
                              -------------------------------------
                              Christine  Cerisse
                              Chairman


Vancouver,  B.C.
November  16,  2001

                            KETTLE RIVER GROUP INC.
                    Suite #676, 141 - 757 West Hastings Street
                      Vancouver, British Columbia V6C 1A1
                                     CANADA
                            Telephone: (604) 681-7806
                            Facsimile: (604) 683-0728



                                 PROXY STATEMENT
                                November 16, 2001

                     DATE, TIME AND PLACE OF SPECIAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kettle River Group Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Company's corporate offices in Canada located at Suite #1601, 543 Granville Street, Vancouver,
British Columbia, Canada, V6C 1X1, on December 6, 2001, at 9:00 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on November 2, 2001. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this proxy statement and the accompanying proxy card is November 16, 2001.


                                PROXY INFORMATION

A proxy card is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

     (1)     To  adopt  the  Amended  and  Restated  Articles of Incorporation*;

     (2)     To  adopt  the  Company's  2001  Stock  Option  Plan;

     (3) To ratify the selection of Pannell Kerr Forster, Chartered Accountants, as the Company's independent principal accountants; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.


________________________

* The overall effect of adopting the Amended and Restated Articles will be to render more difficult a change in control of the Company by shareholders, and thus to make difficult the removal of management. See below, section on Amendment and Restatement of Articles of Incorporation.

Shareholders have no dissenters' rights with respect to the above proposal based on Nevada Revised Statutes 92A.380.

                             RECORD DATE AND VOTING

Record  Date.
------------
As of November 2, 2001, the record date fixed by the Board of Directors, the Company had 12,500,000 shares of common stock issued and outstanding and 20 shareholders of record. If the shareholders of record present in person or represented by their proxies at the meeting hold not less than 50% of the outstanding shares entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

Shareholder  List.
-----------------
At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

Proxies.
-------
Each shareholder entitled to vote at the Special Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

     (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature.

     (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. The total cost of soliciting proxies is estimated to be $5,000.

Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

Date  and  Time  of  Opening  and  Closing  of  the  Polls.
----------------------------------------------------------
The date and time of the opening of the polls for the Special Meeting of the Shareholders of the Company shall be 9:00 a.m. on December 6, 2001. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

Voting.
------
Votes cast by proxy or in person at the Special Meeting will be tabulated by the Secretary or an Assistant Secretary of the Company. The Secretary will also determine whether or not a quorum is present. Each shareholder of record at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy card or otherwise advise the Company that it lacks voting authority.

The voting requirements for the proposals to be considered by the shareholders at the Special Meeting are as follows:

A shareholder submitting a Proxy may vote for or against adopting the Amended and Restated Articles of Incorporation, adopting the 2001 Stock Option Plan, and ratifying the independent principal accountants, or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted in favor of each proposed action.

IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ADOPTION OR RATIFICATION OF A PROPOSAL, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE ADOPTION OR RATIFICATION OF THE PROPOSAL.

In accordance with Nevada Revised Statutes and the Company's Bylaws, the adoption of the Amended and Restated Articles of Incorporation and 2001 Stock Option Plan and the ratification of the appointment of the independent principal accountants requires a quorum of more than 50% of the Company's issued and outstanding shares entitled to vote. The vote of the holders of a majority of the shares entitled to vote on the matter and represented at the meeting in person or by proxy shall constitute the act of the shareholders of the Company.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION (ATTACHED HERETO AS EXHIBIT A). SHAREHOLDERS ARE ENCOURAGED TO REVIEW THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN CONNECTION WITH THE INFORMATION CONTAINED HEREIN.

ON OCTOBER 31, 2001, THE BOARD OF DIRECTORS ADOPTED AMENDED AND RESTATED BYLAWS OF THE COMPANY, A COPY OF WHICH ARE ATTACHED HERETO AS EXHIBIT B. NO SHAREHOLDER ACTION IS REQUIRED WITH RESPECT TO THE AMENDED AND RESTATED BYLAWS.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon other than the effect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal (1): To adopt the Amended and Restated Articles of Incorporation."


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of November 2, 2001, the record date for the Special Meeting, the Company had 12,500,000 shares of its common stock issued and outstanding. Each share of record is entitled to one vote at the Special Meeting.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT
---------------------------------------------------------------------

The following table sets forth as of November 2, 2001, certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 366 Bay Street, Suite 800, Toronto, Ontario, Canada, M5H 4B2, the Company's principal offices.



                                                              NO OF SHARES
NAME AND POSITION                                          BENEFICIALLY OWNED  PERCENTAGE OWNED
---------------------------------------------------------  ------------------  -----------------
Michael McGrath - President and a Director
                                                              1,632,000 (1)           13.06%
Robert Vivacqua - Secretary and a Director
                                                              2,208,000 (2)           17.66%
Christine Cerisse - Chairman of the Board, Treasurer and
a Director
                                                                      0               -----
Lorne Catling - a Director
                                                                      0               -----
Larry Wintemute - a Director
                                                                      0               -----
ALL CURRENT DIRECTORS AND
OFFICERS AS A GROUP (5 Persons)                               3,840,000               30.72%

(1)  Mr.  McGrath  is  sole  principal  of  Manumit  Enterprises Inc., a private
Tortola, British Virgin Islands company, which directly owns all 1,632,000 shares of common stock beneficially owned by Mr. McGrath.
(2) Mr. Vivacqua is sole principal of Steinberg Hathaway Inc., a private Nassau, Bahamas company, which directly owns all 2,208,000 shares of common stock beneficially owned by Mr. Vivacqua.



     Change  in  Control
     -------------------

ON OCTOBER 18, 2000, THE COMPANY CLOSED A VOLUNTARY SHARE EXCHANGE AGREEMENT WITH THE SHAREHOLDERS OF URBANESQ.COM, INC. ("URBANESQ"). THE SHARE EXCHANGE RESULTED IN THE ACQUISITION OF URBANESQ BY THE COMPANY BUT ALSO IN THE ISSUANCE OF A MAJORITY OF THE SHARES OF THE COMPANY TO URBANESQ SHAREHOLDERS. THE TWO PRINCIPALS OF URBANESQ BECAME OFFICERS AND DIRECTORS OF THE COMPANY.

The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

   PROPOSAL (1):  TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

The Amended and Restated Articles of Incorporation will completely supersede the existing Articles of Incorporation of the Company. On October 31, 2001, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation, called this Special Meeting and set a record date of November 2, 2001, for the meeting.

The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company. A copy of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on shareholders, both positive and negative.

THE OVERALL EFFECT OF THE PROPOSAL IS TO MAKE MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL SHAREHOLDER, AND THUS TO MAKE MORE DIFFICULT THE REMOVAL OF MANAGEMENT.




                                                                      PROPOSED AMENDED
                          CURRENT ARTICLES OF                           AND RESTATED
SUBJECT MATTER OF CHANGE  INCORPORATION                           ARTICLES OF INCORPORATION

                          -----------------------------------  -------------------------------
1.  Name of corporation   Article I.  Kettle River Group Inc.  Article I.  Koala International
                                                               Wireless Inc.





PURPOSE:  To  align the name of the Company more closely with its core business.

EFFECT: There is no effect on shareholders from the change in the name of the Company. The name change will facilitate the Company's shift from selling vitamins through the Internet to manufacturing and selling a handheld communication device.



2.  Authorized capital  Article IV.  25,000,000 shares of  Article II, Section 2.1.  120,000,000
                        ---------------------------------  --------------------------------------
                        common stock, par value of $0.001  total authorized shares, consisting of
                        per share.                         100,000,000 shares of common stock
                                                           having par value of $0.001 per share
                                                           and 20,000,000 shares of preferred
                                                           stock having a par value of $0.001 per
                                                           share.






PURPOSE: To enable the board of directors to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

EFFECT: Authorizing the preferred stock provides the board of directors with a mechanism for establishing a separate class of stock with superior rights to that of the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.






3.  Rights and preferences of the  No authorized preferred stock  Article II, Section 2.2.  Board of
     preferred stock                                              ----------------------------------------
                                                               .  directors granted the authority to issue
                                                                  preferred stock and to fix and
                                                                  determine and to amend the voting
                                                                  powers, designations, preferences,
                                                                  limitations, restrictions and relative
                                                                  rights of the shares, including such
                                                                  matters as dividends, redemption,
                                                                  liquidation, conversion and voting
                                                                                                         .





PURPOSE: To enable the board of directors to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

EFFECT: This is an anti-takeover measure. The board of directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the board of directors and management.







4.  Cumulative voting  Article IV.  Shareholders shall not be   Article V.  The right to cumulate
                       ---------------------------------------  ----------------------------------------
                       entitled to cumulative voting at any     votes in the election of directors shall
                       election of directors or upon any other  not exist with respect to shares of
                       matter.                                  stock of the Company.




PURPOSE: To prevent the ability of a shareholder voting more than one vote per share held when electing directors.

EFFECT: Remains the same. With cumulative voting, each holder of stock possessing voting power would be entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. The shareholder would then be able to cast all of his or her votes for a single director or multiple directors. Cumulative voting enables a holder of a substantial minority position entitled to vote to more easily elect a director by voting a larger number of shares than the shareholder actually holds.
Cumulative voting in the election of directors will not be permitted. Shareholders of the Company's common stock will be entitled to one vote per share held. Accordingly, the holders of a majority of the common shares, present in person or by proxy, will be able to elect all of the Company's directors. This may have the effect of shifting control over the election of directors to a few principal shareholders.



5.  Number of directors  Article VI.  The number of directors     Article VI, Section 6.1.  Not less than
                         ---------------------------------------  ---------------------------------------
                         shall be not less than one or more than  one nor more than six directors.
                         five.



PURPOSE: To enable the board of directors to be comprised of no more than six directors.

EFFECT:  Increases  the  authorized  number  of  board members from five to six.







6.  Term of office of directors  Bylaws - Article Two, Section 2.13.  Article VI, Section 6.2.  Directors
                                 -----------------------------------  ----------------------------------------
                                 Annual election of all directors.    shall be divided into three classes,
                                                                      with each class to be as nearly equal
                                                                      in number as possible, as specified by
                                                                      resolution of the board of directors or,
                                                                      if the directors in office constitute
                                                                      fewer than a quorum of the board of
                                                                      directors, by affirmative vote of a
                                                                      majority of the directors in office.
                                                                      Term of office of directors is as
                                                                      follows:

                                                                      First Class - expires at first annual
                                                                      meeting of shareholders.

                                                                      Second Class - expires at second
                                                                      annual meeting of shareholders.

                                                                      Third Class - expires at third
                                                                      annual meeting of shareholders.

                                                                      Thereafter, the directors by class shall
                                                                      hold staggered terms of three years
                                                                                                             .




PURPOSE: To set the term of office of each director and to stagger the terms of the directors to ensure the continuity of the board of directors and management.

EFFECT: A staggered board of directors affects every election of directors. The staggered system of electing directors makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an anti-takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the board of directors, either through stock acquisitions or a proxy contest.






7.  Removal of directors  Bylaws - Article Two, Section 2.14.        Article VI, Section 6.3.  Shareholders
                          -----------------------------------------  --------------------------------------
                          The entire board of directors or any       may remove one or more directors
                          individual director may be removed         with or without cause, but only at a
                          from office by a vote of shareholders      special meeting called for the purpose
                          holding a majority of the outstanding      of removing the director(s).
                          shares entitled to vote at an election of
                          directors.





PURPOSE:  To  place  limitations  on  removal  of  a  director  by shareholders.

EFFECT: In combination with the prohibition against shareholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or board of directors' action. This represents an additional measure to deter a change in control of the Company.



8.  Vacancies on Board of Directors  Bylaws - Article Two, Section 2.15,       Article VI, Section 6.4.  The board
                                     ----------------------------------------  -----------------------------------------
                                     as amended by the Board on October        may fill the vacancy, or, if the
                                     ----------------------------------------
                                     18, 2001.  If a vacancy occurs on the     directors in office constitute fewer
                                     ----------------------------------------
                                     board of directors, including a           than a quorum, they may fill the
                                     vacancy resulting from an increase in     vacancy by the affirmative vote of a
                                     the number of directors, the board        majority of all directors in office.  The
                                     may fill the vacancy, or, if the          shareholders may fill a vacancy only
                                     directors in office constitute fewer      if there are no directors in office.
                                     than a quorum of the board, they may      Bylaws - Section 3.14.  A director
                                                                               -----------------------------------------
                                     fill the vacancy by the affirmative       elected to fill a vacancy shall serve
                                     vote of a majority of all the directors   only until the next election of
                                     in office.  The shareholders may fill a   directors by the shareholders.
                                     vacancy only if there are no directors
                                     in office.  A director elected to fill a
                                     vacancy shall serve only until the next
                                     election of directors by the
                                     shareholders.




PURPOSE:  No  material  change.

EFFECT: Prevents shareholders from selecting directors to fill vacancies on the board of directors. This ensures that the board of directors will maintain control over its membership and thereby prevent the removal of management.






9.  Amending Bylaws  Bylaws - Article I, Section 1.04.  The   Article VIII.  Board has power to
                     ---------------------------------------  --------------------------------------
                     shareholders or board of directors,      adopt, amend or repeal the Bylaws of
                     subject to any limits imposed by the     the corporation, subject to the power
                     shareholders, may amend or repeal        of the shareholders to amend or repeal
                     these Bylaws and adopt new Bylaws.       the Bylaws.  The shareholders also
                     All amendments shall be upon advice      have the power to amend or repeal
                     of counsel as to legality, except in an  Bylaws of the corporation and to
                     emergency.                               adopt new Bylaws.




PURPOSE:  No  material  change.

EFFECT: Provides the board of directors with the authority to adopt, amend or repeal Bylaws. Directors may effect a change in the Bylaws that could impact the governance of the Company.


10.  Consent in Lieu of Meeting of  Article V.  Any action required to, or   Article IX, Section 9.1.  Any action
                                    ---------------------------------------  ---------------------------------------
       Shareholders                 that may, be taken without a meeting,    required or permitted to be taken at a
                                    without prior notice and without a       shareholders meeting may be taken
                                    vote, if a consent or consents in        without a meeting, without prior
                                    writing, setting forth the action so     notice and without a vote, if a consent
                                    taken, shall be signed by the holder or  or consents in writing, setting forth
                                    holders of shares having not less than   the action taken, are signed by the
                                    the minimum number of votes that         holders of outstanding stock having
                                    would be necessary to take such          not less than the minimum number of
                                    action at a meeting at which the         votes that would be necessary to
                                    holders of all shares entitled to vote   authorize or take the action at a
                                    on the action were present and voted.    meeting at which all shares entitled to
                                                                             vote were present and voted.




PURPOSE:  No material change.

EFFECT: The number of shares necessary to approve a proposal by written consent is that number required by law to authorize a particular action. In most cases to approve an action taken at a shareholders meeting under Nevada corporations law, a majority of the issued and outstanding shares must vote for the action. In cases where less than all of the shareholders may approve an action by written consent, a few principal shareholders may approve an action by written consent that other shareholders oppose.






11.  Number of votes necessary to  Bylaws - Article III, Section 3.09.     Article IX, Section 9.2.  The
                                   --------------------------------------  --------------------------------------
       approve actions             The vote of the holders of a majority   minimum number of shares required
                                   of the shares entitled to vote on the   by law to approve the action; pursuant
                                   matter and represented at a meeting at  to NRS 78.320(1)(b), 51% of the which a quorum is present shall be the  shares present at the meeting must
                                   act of the shareholders' meeting.       vote "for" the action.




PURPOSE:  No  material  change.

EFFECT: Generally, Nevada corporations law as well as the current Articles of Incorporation of the Company require the affirmative vote of a majority of the issued and outstanding common shares to approve an action of the Company by the shareholders.





12.  Special meetings  Bylaws - Article III, Section 3.14.  A   Article IX, Section 9.3.  Special
                       ---------------------------------------  -----------------------------------
                       special meeting of the shareholders      meetings of the shareholders of the
                       may be called at any time by: (a) the    corporation for any purpose may be
                       president; (b) the board of directors;   called at any time by the board of
                       or (c) one or more shareholders          directors and not by any other
                       holding in the aggregate one-tenth or    person(s).
                       more of all the shares entitled to vote
                       at the meeting.


PURPOSE: Limits the authority to call a special meeting to the board of directors.


EFFECT: This is an anti-takeover measure. The provision ensures that shareholders are not able to call a special meeting. The effect is to limit the ability of one or more shareholders from bringing matters before the shareholders that may be contrary to the objectives of the board of directors. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents shareholders from effecting a change in control.


13.  Quorum for Meetings of  Bylaws - Article III, Section 3.09.      Article IX, Section 9.4.  Except as
                             ---------------------------------------  ---------------------------------------
       Shareholders          The presence, in person or by proxy,     required elsewhere in the Articles of
                             of the persons who are entitled to vote  Incorporation or under law, one-third
                             a majority of the outstanding voting     of the votes entitled to be cast on a
                             shares on that matter shall constitute   matter by the holders of shares that
                             the quorum necessary for the             are entitled to vote and be counted on
                             consideration of the matter at a         the matter shall constitute a quorum of
                             shareholders' meeting.                   such shares at a meeting of
                                                                      shareholders.



PURPOSE: To decrease the number of shares necessary to constitute a quorum for conducting the business of the Company.

EFFECT: The ability to form a quorum and hold a shareholder meeting becomes easier because a smaller number of voting shares must be present to convene the meeting.



THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.


          PROPOSAL (2): TO ADOPT THE KOALA INTERNATIONAL WIRELESS INC.
                             2001 STOCK OPTION PLAN.

General
-------

The Board of Directors has adopted and approved the Koala International Wireless Inc. 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable the Company to offer its officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in the Company, thereby attracting, retaining, and rewarding such personnel. The Company believes that increased share ownership by such persons more closely aligns shareholder and employee interests by encouraging a greater focus on the profitability of the Company. There is reserved for issuance under the Plan an aggregate of 2,000,000 shares of common stock. All of the shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. A copy of the Plan is attached as Exhibit C.

Administration
--------------

The Plan will be administered by the Board of Directors directly, acting as a Committee of the whole, or if the Board of Directors elects, by a separate Committee appointed by the Board of Directors for that purpose and consisting of at least two Board members, all of who must be non-employee Directors (the "Committee"). The Committee, subject to the terms and conditions of the Plan, has authority to:

     (1) Determine the persons to whom Options are to be granted, the times of grant, and the number of shares to be represented by each Option;

     (2)  Interpret  the  Plan;

     (3) Authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

     (4) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

The Committee's decisions, determinations and interpretations are final and binding on all holders of options, unless otherwise expressly determined by a vote of the majority of the entire Board of Directors.

Eligibility;  Limitations  of  Options
--------------------------------------

Non-statutory stock options may be granted under the Plan to employees, directors and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, no employee will be granted, in any fiscal year of the Company, options to purchase more than 1,000,000 shares of common stock.

Terms  and  Conditions  of  Options
-----------------------------------

Options granted under the Plan are subject to additional terms and conditions under the individual option agreement. These terms and conditions include:

Exercise Price - The Committee has the authority to determine the exercise price of options granted at the time of grant. The exercise of an incentive stock option may not be less than the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

Exercise of Option - The Committee determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. An option is deemed to be exercised when written notice of exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option, together with full payment for the shares of common stock subject to said notice.

Form of Consideration - The means of payment for shares issued on exercise of an option is specified in each option agreement. The exercise price is payable either (i) in U.S. dollars upon exercise of the option, or (ii) if approved by the Board of Directors, in other consideration, including, without limitation, common stock of the Company, services, or other property.

Term of Option - The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment - Unless otherwise determined by the Committee or otherwise stated in the option agreement, if an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then any vested Option terminates three (3) months after the date of termination of his or her status as an employee, director or consultant. Any nonvested Options are terminated immediately upon termination of the optionee's status as an employee, director or consultant.

Permanent Disability; Death - If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code), then any vested option terminates on the earlier of
(i) six (6) months after the date of termination of his or her status as an employee, director or consultant or (ii) the expiration date otherwise provided in the option agreement. In the event of the death of an optionee who at the time of his or her death was an employee, director or consultant, any vested option terminates on the earlier of (i) six months after the date of death of the optionee, or (ii) the expiration date otherwise provided in the option agreement. Under these circumstances, the vested option will be exercisable at any time prior to such termination by the optionee's estate, or by such person or persons who have acquired the right to exercise the option by bequest or by inheritance or by reason of the death of the optionee. Nonvested options terminate immediately upon permanent disability or death.

Non-transferability of Options - Except as permitted by the Committee, options granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

Other Provisions - The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

Adjustments  of  Options  on  Changes  in  Capitalization
---------------------------------------------------------

In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such grant. In the event of a liquidation or dissolution, any unexercised options will terminate. The Committee may provide that all granted options immediately vest prior to the consummation of the liquidation or dissolution. In the event of a merger, sale or reorganization of the Company into another corporation that results in a change of control of the Company, all outstanding options that would have become vested within one year after the closing date of the transaction will accelerate and become fully vested on the closing of the transaction. Any other outstanding options that are not accelerated on the closing date would be either assumed by the successor company or substituted for an equivalent option by the successor company. If any of the options are not assumed or substituted, they would terminate.

Amendment  and  Termination  of  the  Plan
------------------------------------------

The Board of Directors may terminate or amend the Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s) or stock market regulations. Unless sooner terminated, the Plan will terminate on the tenth anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

Federal  Income  Tax  Consequences  of  Options
-----------------------------------------------

Incentive Stock Options - An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or on its exercise, although the exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of: the fair market value of the shares at the date of the option exercise; or the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is an officer, director or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-statutory Stock Options - An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided below, is treated as long-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of U.S. federal income taxation on optionees and the Company with respect to the grant and exercise of options under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.


         PROPOSAL (3):  TO RATIFY THE SELECTION OF PANNELL KERR FORSTER
              AS INDEPENDENT PRINCIPAL ACCOUNTANTS OF THE COMPANY.

The Board of Directors of the Company has appointed the firm of Pannell Kerr Forster, Chartered Accountants, as the Company's independent principal accountants to conduct the audit of the Company's financial statements for the year ended September 30, 2001. A representative of Pannell Kerr Forster is not expected to be present at the meeting. There are no existing direct or indirect understandings or agreements between the Company and Pannell Kerr Forster that place a limit on current or future years' audit fees.

The firm of Manning Elliott, Chartered Accountants, of Vancouver, British Columbia, provided services to the Company since its inception (August 18, 1999), relating principally to the examination of the financial statements and related reporting which included the annual audit of the Company's financial statements.

On October 31, 2001, the Company dismissed Manning Elliott as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the report of Manning Elliott on the Company's financial statements for the fiscal year ended December 31, 2000 and the period from inception (August 18, 1999) through December 31, 1999, or any subsequent interim period. The Company's Board of Directors approved the change of accountants. There were no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

There were no reportable events, in each case, during the Company's most recent fiscal year or any subsequent interim period.

The following fees were paid to Manning Elliott for professional services they provided to the Company for the year ended 2001:

Audit Fees
----------

The aggregate fees billed by Manning Elliott for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for the fiscal year ended September 30, 2001 were $1,500.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

There were no fees billed by Manning Elliott for services rendered in connection with financial information systems design and implementation during the fiscal year ending September 30, 2001.

All Other Fees
--------------

There were no other fees billed by Manning Elliott during the Company's fiscal year ended September 30, 2001.

The Company currently does not have an Audit Committee.

Simultaneously with the dismissal of its former accountants, the Board approved and engaged Pannell Kerr Forster to act as its independent principal accountants as successor to Manning Elliott. During the Company's most recent fiscal year or subsequent interim periods the Company has not consulted Pannell Kerr Elliott regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

For further information on the change in independent principal accountants, please see the report by the Company on Form 8-K dated October 18, 2001 and filed with the SEC on November 2, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PANNELL KERR FORSTER AS THE COMPANY'S INDEPENDENT PRINCIPAL ACCOUNTANTS TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549; the SEC's regional office located at 500 West Madison Street, Chicago, Illinois, 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web-site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                                  OTHER MATTERS

A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Exhibit A, a copy of the adopted Amended and Restated Bylaws is enclosed herewith as Exhibit B, and a copy of the Company's 2001 Stock Option Plan is enclosed herewith as Exhibit C.

The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this proxy statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed proxy card will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

You should rely only on the information in this proxy statement or any supplement. The Company has not authorized any person to provide information other than that provided here. You should not assume that the information in this proxy statement or any supplement is accurate as of any date other than the date on the front of the document.

                                   By  Order  of  the  Board  of  Directors,


                                   /s/  Christine  Cerisse
                                   -------------------------------
                                   Christine  Cerisse
                                   Chairman




November  16,  2001

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

                                    ARTICLE I

     The  name  of  the  corporation  is  "Koala  International  Wireless  Inc."

                                   ARTICLE II

     2.1.     Authorized  Capital

     The total number of shares that this corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2.     Issuance  of  Preferred  Stock  by  Class  and  in  Series

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares
(including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                   ARTICLE III

     The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

     3.1     Omnibus.

     To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

     3.2.     Carrying  On  Business  Outside  State.

     To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

     3.3.     Purposes  To  Be  Construed  As  Powers.

     The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                   ARTICLE IV

     Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                    ARTICLE V

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   ARTICLE VI

     6.1.     Number  of  Directors

     The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2.     Classification  of  Directors

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3.     Removal  of  Directors

     The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

     6.4.     Vacancies  on  Board  of  Directors

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

                                   ARTICLE VII

     This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                  ARTICLE VIII

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                    ARTICLE IX

     9.1.     Shareholder  Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2.     Number  of  Votes  Necessary  to  Approve  Actions

     Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3.     Special  Meetings  of  Shareholders

     So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4.     Quorum  for  Meetings  of  Shareholders.

     Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                    ARTICLE X

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   ARTICLE XI

     11.1.     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3.     Effect  of  Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                   ARTICLE XII

     This Amended and Restated Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating the Articles of Incorporation of Kettle River Group Inc., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


                            /S/MICHAEL  MCGRATH          OCTOBER  31,  2001
                            --------------------------     ----------------
                            MICHAEL MCGRATH, PRESIDENT            DATE



                                    EXHIBIT B


                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                       KOALA INTERNATIONAL WIRELESS INC.
                                  OCTOBER 2001


TABLE OF CONTENTS
-----------------
SECTION 1     OFFICES                                                          3

SECTION 2     SHAREHOLDERS                                                     3
              2.1  Annual Meeting                                              3
              2.2  Special Meetings                                            3
              2.3  Meetings by Communications Equipment                        3
              2.4  Date, Time and Place of Meetings                            3
              2.5  Notice of Meeting                                           3
              2.6  Waiver of Notice                                            4
              2.7  Fixing of Record Date for Determining Shareholders          4
              2.8  Voting Record                                               5
              2.9  Quorum                                                      5
              2.10  Manner of Acting                                           6
              2.11  Proxies                                                    7
              2.12  Voting Shares                                              7
              2.13  Voting for Directors                                       7
              2.14  Action by Shareholders Without a Meeting                   7

SECTION 3     BOARD OF DIRECTORS                                               8
              3.1  General Powers                                              8
              3.2  Number, Classification and Tenure                           8
              3.3  Annual and Regular Meetings                                 8
              3.4  Special Meetings                                            9
              3.5  Meetings by Communications Equipment                        9
              3.6  Notice of Special Meetings                                  9
                   3.6.1  Personal Delivery                                    9
                   3.6.2  Delivery by Mail                                     9
                   3.6.3  Delivery by Private Carrier                          9
                   3.6.4  Facsimile Notice                                    10
                   3.6.5  Delivery by Telegraph                               10
                   3.6.6  Oral Notice                                         10

                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

                                  PAGE 1 OF 21

              3.7  Waiver of Notice                                           10
                   3.7.1  In Writing                                          10
                   3.7.2  By Attendance                                       10
              3.8  Quorum                                                     10
              3.9  Manner of Acting                                           11
              3.10  Presumption of Assent                                     11
              3.11  Action by Board or Committees Without a Meeting           11
              3.12  Resignation                                               11
              3.13  Removal                                                   12
              3.14  Vacancies                                                 12
              3.15  Executive and Other Committees                            12
                    3.15.1  Creation of Committees                            12
                    3.15.2  Authority of Committees                           12
                    3.15.3  Minutes of Meetings                               13
                    3.15.4  Removal                                           13
              3.16  Compensation                                              13
SECTION 4     OFFICERS                                                        13
              4.1  Appointment and Term                                       13
              4.2  Resignation                                                13
              4.3  Removal                                                    14
              4.4  Contract Rights of Officers                                14
              4.5  Chairman of the Board                                      14
              4.6  President                                                  14
              4.7  Vice President                                             14
              4.8  Secretary                                                  14
              4.9  Treasurer                                                  15
              4.10  Salaries                                                  15

SECTION 5     CONTRACTS, LOANS, CHECKS AND DEPOSITS                           15
              5.1  Contracts                                                  15
              5.2  Loans to the Corporation                                   15
              5.3  Checks, Drafts, Etc.                                       15
              5.4  Deposits                                                   16

SECTION 6     CERTIFICATES FOR SHARES AND THEIR TRANSFER                      16
              6.1  Issuance of Shares                                         16
              6.2  Certificates for Shares                                    16
              6.3  Stock Records                                              16
              6.4  Restriction on Transfer                                    16
              6.5  Transfer of Shares                                         17
              6.6  Lost or Destroyed Certificates                             17


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

                                  PAGE 2 OF 21

SECTION 7     BOOKS AND RECORDS                                               17

SECTION 8     ACCOUNTING YEAR                                                 18

SECTION 9     SEAL                                                            18

SECTION 10    INDEMNIFICATION                                                 18
              10.1  Right to Indemnification                                  18
              10.2  Restrictions on Indemnification                           19
              10.3  Advancement of Expenses                                   19
              10.4  Right of Indemnitee to Bring Suit                         20
              10.5  Nonexclusivity of Rights                                  20
              10.6  Insurance, Contracts and Funding                          20
              10.7  Identification of Employees and Agents of the Corporation 20
              10.8  Persons Serving Other Entities                            21

SECTION 11    LIMITATION OF LIABILITY                                         21

SECTION 12    AMENDMENTS                                                      21


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

                               SECTION 1.  OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

                            SECTION 2.  STOCKHOLDERS

2.1     ANNUAL  MEETING

     The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2     SPECIAL  MEETINGS

     Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3     MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4     DATE,  TIME  AND  PLACE  OF  MEETING

     Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5     NOTICE  OF  MEETING

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

     Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6     WAIVER  OF  NOTICE

     Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7     FIXING  OF  RECORD  DATE  FOR  DETERMINING  STOCKHOLDERS

     For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend, or (c) in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8     VOTING  RECORD

     At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any stockholder or any stockholder's agent or attorney.


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

2.9     QUORUM

     Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10     MANNER  OF  ACTING

     If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Nevada Private Corporations Law requires a greater number of affirmative votes. Whenever the Nevada Private Corporations Law permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

2.11     PROXIES

     A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12     VOTING  SHARES

     Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13     VOTING  FOR  DIRECTORS

     Each stockholder entitled to vote in an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote. Stockholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.14     ACTION  BY  STOCKHOLDERS  WITHOUT  A  MEETING

     Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The
Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

                         SECTION 3.  BOARD OF DIRECTORS

3.1     GENERAL  POWERS

     All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2     NUMBER,  CLASSIFICATION  AND  TENURE

     The Board of Directors shall be composed of not less than one nor more than six Directors. The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors. Directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3     ANNUAL  AND  REGULAR  MEETINGS

     An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

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3.4     SPECIAL  MEETINGS

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5     MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting.
Participation  by  such  means shall constitute presence in person at a meeting.

3.6     NOTICE  OF  SPECIAL  MEETINGS

     Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

     3.6.1     PERSONAL  DELIVERY

     If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

     3.6.2     DELIVERY  BY  MAIL

     If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.6.3     DELIVERY  BY  PRIVATE  CARRIER

     If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.


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     3.6.4     FACSIMILE  NOTICE

     If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

     3.6.5     DELIVERY  BY  TELEGRAPH

     If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.


     3.6.6     ORAL  NOTICE

     If notice is delivered orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.


3.7     WAIVER  OF  NOTICE

     3.7.1     IN  WRITING

     Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.7.2     BY  ATTENDANCE

     A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8     QUORUM

     A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such


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committee  but,  if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9     MANNER  OF  ACTING

     If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10     PRESUMPTION  OF  ASSENT

     A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11     ACTION  BY  BOARD  OR  COMMITTEES  WITHOUT  A  MEETING

     Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12     RESIGNATION

     Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


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3.13     REMOVAL

     At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14     VACANCIES

     If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

3.15     EXECUTIVE  AND  OTHER  COMMITTEES

     3.15.1     CREATION  OF  COMMITTEES

     The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have one or more members, and the Board may designate one or more Directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

     3.15.2     AUTHORITY  OF  COMMITTEES

     Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Articles of Incorporation or the Nevada Private Corporations Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the corporation.

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     3.15.3     MINUTES  OF  MEETINGS

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded n books kept for that purpose.

     3.15.4     REMOVAL

     The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.16     COMPENSATION

     By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

                              SECTION 4.  OFFICERS

4.1     APPOINTMENT  AND  TERM

     The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2     RESIGNATION

     Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

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4.3     REMOVAL

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4     CONTRACT  RIGHTS  OF  OFFICERS

     The  appointment  of  an  officer  does  not itself create contract rights.

4.5     CHAIRMAN  OF  THE  BOARD

     If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6     PRESIDENT

     If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7     VICE  PRESIDENT

     In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8     SECRETARY

     If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and

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such  other  duties  as  from  time to time may be assigned to him or her by the
President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9     TREASURER

     If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10     SALARIES

     The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

                SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1     CONTRACTS

     The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2     LOANS  TO  THE  CORPORATION

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3     CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

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5.4     DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

             SECTION 6.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1     ISSUANCE  OF  SHARES

     No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2     CERTIFICATES  FOR  SHARES

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3     STOCK  RECORDS

     The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4     RESTRICTION  ON  TRANSFER

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH

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TRANSACTION  INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION
OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5     TRANSFER  OF  SHARES

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

6.6     LOST  OR  DESTROYED  CERTIFICATES

     In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.


                          SECTION 7.  BOOKS AND RECORDS

     The  corporation  shall:

     (a) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of
the  Board  exercising  the  authority  of  the       Board  on  behalf  of the
corporation.

     (b)  Maintain  appropriate  accounting  records.

     (c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

     (d)  Maintain  its  records  in  written form or in another form capable of
conversion  into     written  form  within  a  reasonable  time.


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     (e)  Keep a  copy  of  the  following  records  at  its  principal office:

          1. the Articles of Incorporation and all amendments thereto as currently in effect;
          2. these Bylaws and all amendments thereto as currently in effect;
          3. the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years;
          4. the  corporation's financial statements for  the past three years;
          5. all written communications to stockholders generally within the past three years;
          6. a list of the names and business addresses of the current Directors and officers; and
          7. the most recent annual report delivered to the Nevada Secretary of State.

                           SECTION 8.  ACCOUNTING YEAR

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

                                SECTION 9.  SEAL

     The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

                          SECTION 10.  INDEMNIFICATION

10.1     RIGHT  TO  INDEMNIFICATION

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter "proceedings"), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in

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connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnity's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2     RESTRICTIONS  ON  INDEMNIFICATION

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnity's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section
78.7502 or any successor provision of the Nevada Private Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3     ADVANCEMENT  OF  EXPENSES

     The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

10.4     RIGHT  OF  INDEMNITEE  TO  BRING  SUIT

     If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5     NONEXCLUSIVITY  OF  RIGHTS

     The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6     INSURANCE,  CONTRACTS  AND  FUNDING

     The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations Law or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7     INDEMNIFICATION  OF  EMPLOYEES  AND  AGENTS  OF  THE  CORPORATION

     In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with law.


                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

10.8     PERSONS  SERVING  OTHER  ENTITIES

     Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

                      SECTION 11.  LIMITATION OF LIABILITY

     To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                             SECTION 12.  AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

     The  foregoing  Bylaws  were  adopted  by  the  Board on October 31, 2001 .


                                  /s/  Robert Vivacqua
                               ----------------------------------------

                                Print Name:   Robert Vivacqua
                                            ---------------------------
                                Title:        Secretary
                                      ---------------------------------



                                     BYLAWS
                                       OF
                        KOALA INTERNATIONAL WIRELESS INC.

                                    EXHIBIT C
                        KOALA INTERNATIONAL WIRELESS INC.

                             2001 STOCK OPTION PLAN


     1.     PURPOSE.  The  purpose  of  this  Plan  is  to  provide  additional
            -------
incentives to key employees, officers, directors and consultants of Koala International Wireless Inc. (formerly Kettle River Group Inc.), and any of its
Subsidiaries, there-by helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that Options issued under this Plan constitute nonqualified stock options, unless otherwise specified.

     2.     DEFINITIONS.  As  used  herein,  the  following  definitions  apply:
            -----------

          (a) "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (b)     "Board"  means  the  Board  of  Directors  of  the  Employer.

          (c)     "Code"  means  the Internal Revenue Code of 1986, as amended.

          (d)     "Common  Stock"  means  the  Employer's  common  stock.

          (e) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

          (f) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee; Continuous Status as an Employee will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

          (g) "Consultant" means any person who is not an employee or officer of Employer who serves as a consultant or advisor of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer

          (h) "Employee" means any person employed by or serving as an employee, officer or director of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer.

          (i) "Employer" means Koala International Wireless Inc., a Nevada corporation.

          (j) "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.

          (k)     "Option"  means  a  stock  option  granted  under  the  Plan.

          (l)     "Optioned Stock" means the Common Stock subject to an Option.

          (m)     "Optionee"  means  any  person  who  receives  an  Option.

          (n)     "Plan"  means  this  2001  Stock  Option  Plan.

          (o) "Subsidiary" means any bank or other corporation of which not less than fifty percent (50%) of the voting shares are held by the Employer or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Employer or a Subsidiary.

     3.     STOCK  SUBJECT  TO  OPTIONS.
            ---------------------------

          (a)     Number  of Shares Reserved.  The maximum number of shares that
                  --------------------------
may be optioned and sold under the Plan is two million (2,000,000) shares of Common Stock of the Employer, subject to adjustment as provided in Section 6(j). During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.

          (b)     Expired Options.  If any outstanding Option expires or becomes
                  ---------------
unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants.

     4.     ADMINISTRATION  OF  THE  PLAN.
            -----------------------------

     (a)  The  Committee. The Plan is administered by the Board directly, acting
     -------------------
as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of who must be Non-employee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefore, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

     (b)  Meetings;  Reports.  The  Committee  shall  select  one  of  its
     ------------------
members as chair-man, and hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee must be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting. At least annually, the Committee must present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

     (c) Powers of the Committee. Subject to all provisions and
     ---------------------------
limitations  of  the  Plan,  the Committee has the authority and discretion to:

               (1) Determine the persons to whom Options are to be granted, the times of grant, and the number of shares to be represented by each Option;

               (2)     Interpret  the  Plan;

               (3) Authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

               (4) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

          (d)     Final  Authority;  Limitation  of  Liability.  The Committee's
          ----------------------------------------------------
decisions, determinations and interpretations are final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option.

          (e)     Approval  of  Grants  to  Committee  Composed  of Non-Employee
          ----------------------------------------------------------------------
Directors.  Any  grant  of  Options  to  a  member  of  a  Committee composed of
---------
Non-Employee Directors shall be approved of by the full Board of Directors. The full Board of Directors shall then be construed as the Committee for purposes of administering the Plan with respect to such Options.

     5.     ELIGIBILITY;  LIMITATION  OF  RIGHTS. The grant of Options under the
            ------------------------------------
Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option or Options unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options to any person or Optionee will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Employer (or any Subsidiary) to terminate the person's employment at any time.

     6.     OPTION  TERMS; CONDITIONS.  All Option grants under the Plan must be
            -------------------------
(i) approved by the Committee; and (ii) documented in written Option agreements in such form as the Committee approves from time to time. All Option agreements must comply with, and are subject to the following terms and conditions:

          (a)     Number  of  Shares.  Each  Option  agreement  must  state the
                  ------------------
number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time.

          (b)     Option  Exercise  Price.  The  Option  exercise  price for the
                  -----------------------
shares of Common Stock to be issued under the Option will be determined by the Committee at the time of grant.

          (c)     Consideration;  Manner  of  Exercise.  The  Option  price  is
                  ------------------------------------
payable either (i) in U.S. dollars upon exercise of the Option, or (ii) if approved by the Board, in other consideration including, without limitation, Common Stock of the Employer, services, or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

          (d)     Term  of Option.  Under no circumstances may an Option granted
                  ---------------
under the Plan be exercisable after the expiration of ten (10) years from the date such Option is granted. The term of each Option must be determined by the Committee in its discretion.

          (e)     Date  of Grant; Holdings Period.  The grant date of an Option,
                  -------------------------------
for all purposes, is the date the Committee, or an authorized agent of the Committee, makes the determination granting the Option, as set forth in the Option agreement. Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to Section 16 of the 1934 Act until six (6) months have elapsed since the date of the Option grant.

          (f)     Death  of  Optionee.  In the event of the death of an Optionee
                  -------------------
who at the time of his or her death was an Employee or Consultant and who had been in Continuous Status as an Employee since the date of grant of the Option, any vested Option terminates on the earlier of (i) six (6) months after the date of death of the Optionee, or (ii) the expiration date otherwise provided in the Option agreement. Under these circumstances, the vested Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any nonvested Option terminates immediately upon the death of the Optionee.

          (g)     Disability  of  Optionee.  If  an  Optionee's  status  as  an
                  ------------------------
Employee or Consultant is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times since the date of grant of the Option, any vested Option terminates on the earlier of
(i) six (6) months after the date of termination of his or her status as an Employee or Consultant, or (ii)the expiration date otherwise provided in the Option agreement. Any nonvested Option terminates immediately upon termination of the Optionee's status as an Employee or Consultant.

     (h)      Termination  of  Status  as  an  Employee.   Unless   otherwise
              -----------------------------------------
determined by the Committee or otherwise stated in an instrument evidencing an Option, if an Optionee's status as an Employee or Consultant is terminated at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 6(f) and 6(g), and not for "cause" as provided below, then any vested Option terminates on the earlier of (i)three (3) months after the date of termination of his or her status as an Employee or Consultant, or (ii)the expiration date otherwise provided in the Option agreement. Any nonvested Options are terminated immediately upon termination of the Optionee's status as an Employee or Consultant. If the Optionee's status as an Employee is terminated for "cause" (such termination being referred to as a "Termination for Cause") at any time by the Company after the grant of an Option by the Company, then the Option terminates on the date of termination of the Optionee's status as an Employee. For purposes of this Section 5.3, Termination for Cause shall mean a termination due to objective evidence of any of the following: (i) conviction of a felony; (ii) illegal conduct that is injurious to the Company; (iii) wilful or gross misconduct in carrying out duties; (iv) material dishonesty related to employment; or (v) fraud.


          (i)     Nontransferability  of  Options.  Except  as  permitted by the
                  -------------------------------
Committee and reflected in the Option agreement, no Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          (j)     Adjustments  Upon  Changes  in Capitalization.  Subject to any
                  ---------------------------------------------
required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, must be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that
                                                         --------  -------
conversion of any convertible securities of the Employer will not be deemed to have been "effected without receipt of consideration."

     Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

          (k)     Conditions  Upon  Issuance  of Shares.  Shares of Common Stock
                  -------------------------------------
may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

          As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any relevant provisions of law.

          (l)  Liquidation  or  Dissolution.  In  the  event of a liquidation or
                  ---------------------------
dissolution, any unexercised options will terminate. The Committee may, in its discretion, provide that each Optionee will fully vest in and have the right to exercise the Optionee's Option as to all of the optioned stock prior to the consummation of the liquidation or dissolution.

          (m)     Change  of  Control, Merger, Sale of Assets, Etc. In the event
                  ------------------------------------------------
of the sale or other transfer of the outstanding shares of stock of the Employer in one transaction or a series of related transactions or a merger or reorganization of the Employer with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Employer immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Employer (collectively, "sale transaction"), all outstanding Options that would have become vested within 1 year after the closing date of the sale transaction will accelerate and become fully vested on the closing of the transaction. In the event of a change of control event, any other outstanding Options that are not accelerated would be assumed by the successor company or an equivalent option would be substituted by the successor company. If any of these Options are not assumed or substituted, they would terminate.

          (n)     Substitute  Stock Options.  In connection with the acquisition
                  -------------------------
or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted options, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan or any successor plan (whether created by the Company or its acquirer) which confers upon the Optionee substantially the same benefits as the old option.

          (o)     Tax  Compliance.  The  Employer,  in  its sole discretion, may
                  ---------------
take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholdings of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to: (i) withholdings from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and
(ii) withholdings from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholdings or reporting is considered required for purposes of this Section 6(n) if any tax deduction or other favourable tax treatment available to Employer is conditioned upon such reporting or withholdings.

          (p)     Other  Provisions.  Option  agreements executed under the Plan
                  -----------------
may contain such other provisions as the Committee deems advisable, provided that they are not in-consistent with any of the other terms and conditions of the Plan or applicable laws.

     7.     TERM  OF THE PLAN.  The Plan is effective on the date of adoption of
            -----------------
the Plan by the Board. Unless sooner terminated as provided in Section 8, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

     8.     AMENDMENT;  EARLY TERMINATION.  The Board may terminate or amend the
            -----------------------------
Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s) or stock market regulations.

     9.     INABILITY  TO  OBTAIN  AUTHORITY.  The  inability of the Employer to
            --------------------------------
obtain authority to issue and sell shares under the Plan from any regulatory body having jurisdiction, which authority is considered by the Employer's counsel to be necessary to the lawful issuance and sale of the shares under the Plan, will relieve the Employer of any liability in respect of the failure to issue or sell those shares.

     10.     SHAREHOLDER  APPROVAL.  Approval of the Plan by the shareholders of
             ---------------------
the Employer will be sought only if and when required by applicable law or stock market regulations.


                                  *   *   *   *

                             CERTIFICATE OF ADOPTION

     I certify that the foregoing plan was adopted by the Board on the 31st day of October, 2001.

                              KOALA  INTERNATIONAL  WIRELESS  INC.


                                 /s/  Robert  Vivacqua
                              ------------------------------------
                              Robert  Vivacqua
                              Secretary

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED IN THE ENCLOSED ENVELOPE.
THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENTS(S) THEREOF. IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS TO BE VOTED UPON AT THE MEETING.

                 DATED: ________________________________, 2001.

                  _____________________________________________
               Print name(s) exactly as shown on Stock Certificate

                  _____________________________________________
                                   (Signature)
                  _____________________________________________
                                   (Signature)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF NO SPECIFICATION IS MADE.

PROXY            THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             KETTLE RIVER GROUP INC.
               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 6, 2001

The undersigned shareholder of KETTLE RIVER GROUP INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby appoints Michael McGrath or Christine Cerisse or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on December 6, 2001, at adjournment(s) or postponement(s) thereof, and to vote all shares of Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

PROPOSAL NO. 1 - ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

     (   )  For          (   )  Against     (   )  Abstain

PROPOSAL NO. 2 - ADOPTION AND APPROVAL OF THE KOALA INTERNATIONAL WIRELESS INC. 2001 STOCK OPTION PLAN

     (   )  For          (   )  Against     (   )  Abstain

PROPOSAL  NO. 3 - RATIFICATION OF SELECTION OF INDEPENDENT PRINCIPAL ACCOUNTANTS

     (   )  For          (   )  Against     (   )  Abstain

                                                                SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE